UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 29, 2004



                             PCA INTERNATIONAL, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)



     NORTH CAROLINA                 0-8550                   56-0888429
     --------------                 ------                   ----------
     (State or other                (Commission              (IRS Employer
     jurisdiction of                File Number)             Identification No.)
     incorporation)


815 MATTHEWS-MINT HILL ROAD, MATTHEWS, NORTH CAROLINA                  28105
-----------------------------------------------------                  -----
  (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (704) 588-4351
                                                     --------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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                                                                               2


ITEM 5.      OTHER EVENTS

                  On June 29, 2004, PCA International, Inc. (the "Company") entered into amendments to its existing license agreements with each of Meijer Stores Limited Partnership and Meijer Stores Inc. These amendments extend the term of the license provided for in each license agreement from July 31, 2004 to July 31, 2008.

                  Copies of these amendments are attached as Exhibits 10.1 and
10.2 to this Current Report on Form 8-K and are incorporated by reference herein.



ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

                  EXHIBIT NUMBER    DESCRIPTION
                  --------------    -----------

                  10.1 Third Amendment to Master In-Store License, dated June 29, 2004, between Meijer Stores Limited Partnership and and PCA International, Inc. (portions of this exhibit have been omitted pursuant to a request for confidential treatment).

                  10.2 Fourth Amendment to Master In-Store License, dated June 29, 2004, between Meijer, Inc. and PCA International, Inc. (portions of this exhibit have been omitted pursuant to a request for confidential treatment).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PCA INTERNATIONAL, INC.



Date: July 13, 2004                     By: /s/ Donald Norsworthy
                                            ------------------------------
                                            Name:  Donald Norsworthy
                                            Title: Executive Vice President

                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

10.1 Third Amendment to Master In-Store License, dated June 29, 2004, between Meijer Stores Limited Partnership and and PCA International, Inc. (portions of this exhibit have been omitted pursuant to a request for confidential treatment).

10.2 Fourth Amendment to Master In-Store License, dated June 29, 2004, between Meijer, Inc. and PCA International, Inc. (portions of this exhibit have been omitted pursuant to a request for confidential treatment).